                                                                   Exhibit 10.14

                              CONSULTING AGREEMENT
                              --------------------


          THIS AGREEMENT is entered into as of July 31, 1998, by and between Thomas A. Rodgers, Jr. ("Consultant") and Globe Manufacturing Corp., an Alabama corporation formerly known as Globe Elastic Co. Inc. (the "Company"). The Company and Consultant are sometimes collectively referred to herein as the "Parties" and individually as a "Party".

          Consultant has been (i) an officer of the Company and (ii) an officer, director and stockholder of Globe Holdings, Inc., a Massachusetts corporation formerly known as Globe Manufacturing Co. and the parent of the Company ("Holdings"), and as such, possesses special knowledge, abilities and experience regarding the business of the Company. Holdings and Globe Acquisition Company, a Delaware corporation ("Acquisition"), are parties to an Agreement and Plan of Merger, dated as of June 23, 1998, as amended (the "Merger Agreement"), whereby Acquisition shall merge with and into Holdings and Holdings shall be the surviving corporation in the merger (the "Merger"). Upon the Merger becoming effective, the Company desires to obtain the services of Consultant to consult with and perform services as an independent contractor for the Company with respect to its businesses, and Consultant desires to provide services to the Company upon the terms and conditions set forth in this Agreement.

          In consideration of the mutual covenants and agreements set forth herein, the Parties agree as follows:

          1. Consulting Services. The Company hereby engages Consultant as an independent contractor, and not as an employee, to render consulting services to the Company as hereinafter provided, and Consultant hereby accepts such engagement, for a period commencing on the Closing Date (as defined in the Merger Agreement) and terminating on December 31, 1998 (the "Consulting Period"); provided that the Consulting Period shall automatically be renewed thereafter on a year-to-year basis unless, at least 30 days prior to the end of the then effective term, one party gives written notice to the other of its desire to terminate the Consulting Period. Consultant shall not have any authority to bind or act on behalf of the Company. During the Consulting Period, Consultant shall render such consulting services ("Consulting Services") to the Company in connection with the Company's business as the Company's board of directors from time to time requests. The Consulting Services shall initially include Consultant serving as chairman ("Chairman") of the board of directors of Holdings (the "Board") until such time as (i) the Consultant gives notice to the Board that he intends to cease serving as Chairman, (ii) the Board gives notice to the Consultant that he shall no longer serve as Chairman, or (iii) the Consultant ceases to be a director of Holdings.

          2. Compensation; Reimbursement. During the Consulting Period, in consideration of Consultant's consulting services set forth in paragraph 1 above, the Company (i) shall pay to Consultant compensation of $100,000 per annum and (ii) shall pay Consultant's health insurance premiums consistent with the Company's practice immediately prior to the date hereof, with payment of such compensation and health insurance premiums (together, the "Consulting Payments") being pro rated throughout each applicable twelve-month period in accordance with the Company's normal payroll practices. Except as expressly set forth in the immediately preceding sentence, Consultant shall not be entitledto any fringe benefits or perquisites from the Company. The Company shall reimburse Consultant for all reasonable expenses incurred by him in the course of performing his duties under this Agreement which are consistent with the Company's policies in effect from time to time with respect to travel, entertainment and other business expenses, subject to the Company's requirements with respect to reporting and documentation of such expenses.

          3. Other Remedies. In the event of a material breach by the Consultant of any provision of the noncompetition and confidentiality agreement between Consultant and Holdings, of even date herewith (the "Noncompete Agreement"), which is not cured within 10 days of Consultant's receiving notice of such material breach from the Company, then, in addition and supplementary to any other rights and remedies provided herein or therein, the Company shall cease making any further Consulting Payments to Consultant hereunder.

          4. Tax Returns. Consultant shall file all tax returns and reports required to be filed by him on the basis that Consultant is an independent contractor, rather than an employee, as defined in Treasury Regulation
(S)31.3121(d)-1(c)(2), and Consultant shall indemnify the Company for the amount of any employment taxes paid by the Company as the result of Consultant not withholding employment taxes from the Consulting Payment.

          5. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Company and its affiliates, successors and assigns and shall be binding upon and inure to the benefit of Consultant and his legal representatives and assigns; provided that in no event shall Consultant's obligations to perform future services for the Company be delegated or transferred by Consultant without the prior written consent of the Company (which consent may be withheld in its sole discretion). The Company may assign or transfer its rights hereunder to any of its affiliates or to a successor corporation in the event of merger, consolidation or transfer or sale of all or substantially all of the assets of the Company.

          6. Modification or Waiver. No amendment, modification or waiver of this Agreement shall be binding or effective for any purpose unless it is made in a writing signed by the Party against who enforcement of such amendment, modification or waiver is sought. No course of dealing between the Parties to this Agreement shall be deemed to affect or to modify, amend or discharge any provision or term of this Agreement. No delay on the part of the Company or Consultant in the exercise of any of their respective rights or remedies shall operate as a waiver thereof, and no single or partial exercise by the Company or Consultant of any such right or remedy shall preclude other or further exercises thereof. A waiver of right or remedy on any one occasion shall not be construed as a bar to or waiver of any such right or remedy on any other occasion.

          7. Governing Law. All issues and questions concerning the construction, validity, enforcement and interpretation of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of Massachusetts, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Massachusetts or any other jurisdiction that would cause the application of the laws of any jurisdiction other than the State of Massachusetts.

          8. Severability. Whenever possible each provision and term of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision or term of this Agreement shall be held to be prohibited by or invalid under such applicable law, then such provision or term shall be ineffective only to the extent of such prohibition or invalidity, without invalidating or affecting in any manner whatsoever the remainder of such provision or term or the remaining provisions or terms of this Agreement.

          9. No Strict Construction. The language used in this Agreement shall be deemed to be the language chosen by the Parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any Party.

          10. Consultant's Representations. Consultant represents and warrants to the Company that (i) his execution, delivery and performance of this Agreement does not and shall not conflict with, or result in the breach of or violation of, any other agreement, instrument, order, judgment or decree to which he is a party or by which he is bound, (ii) except for the Noncompete Agreement, he is not a party to or bound by any employment agreement, noncompete agreement or confidentiality agreement with any other person or entity, and
(iii) upon the execution and delivery of this Agreement by the Company, this Agreement shall be the valid and binding obligation of his, enforceable in accordance with its terms.

          11.  Notice.   Any notice required or permitted hereunder shall be
given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office mail, postage prepaid, addressed to the other Party hereto at his or its address shown below:

          If to the Company:
          -----------------
          Globe Manufacturing Corp.
          456 Bedford Street
          Fall River, MA 02720
          Attention: President

          with a copy to:
          --------------
          Code Hennessy & Simmons LLC
          10 South Wacker Drive
          Suite 3175
          Chicago, IL 60606

          Attention: Peter M. Gotsch

          and with a copy to:
          ------------------
          Kirkland & Ellis
          200 East Randolph Drive
          Chicago, IL 60601
          Attention: Stephen L. Ritchie

          If to Consultant:
          ----------------
          Thomas A. Rodgers, Jr.
          19 Defenders Row
          Goat Island
          Newport, RI 02840

          with a copy to:
          --------------
          Hale and Dorr LLP
          60 State Street
          Boston, MA 02109
          Attention: John A. Burgess, Esq.

or at such other address as such Party may designate by ten days advance written notice to the other Party.

          12. Captions. The captions used in this Agreement are for convenience of reference only and do not constitute a part of this Agreement and shall not be deemed to limit, characterize or in any way affect any provision of this Agreement, and all provisions of this Agreement shall be enforced and construed as if no caption had been used in this Agreement.

          13. Counterparts; Facsimile Signature. This Agreement may be executed in counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same instrument. This Agreement may be executed by facsimile signature.

                                *    *    *    *

          IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.



                              GLOBE MANUFACTURING CORP.


                              By: /s/ Lawrence R. Walsh
                                 ----------------------
                              Its: Vice President
                                   --------------


                              /s/ Thomas A. Rodgers, Jr.
                              ____________________________________
                              THOMAS A. RODGERS, JR.